SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 28, 1999
(Date of earliest event reported)



                           DVI Receivables Corp., VIII
             (Exact name of registrant as specified in its charter)


Delaware                            333-74901                   25-1824148
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(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


                  500 Hyde Park, Doylestown, Pennsylvania                18901
                  ---------------------------------------                -----
               (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code:(215) 345-6600
                                                           --------------

Item 5.  Other Events.
         ------------

                  The registrant has entered into the material agreements exhibited below.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                  1.1 Underwriting Agreement, dated as of October 21, 1999, by and among Lehman Brothers Inc., Prudential Securities Incorporated, Banc One Capital Markets, Inc., DVI Receivables Corp. VIII, DVI Receivables X, L.L.C., DVI Receivables Corp. X and DVI Financial Services Inc.

                  3.1 Amended and Restated Certificate of Incorporation of DVI Receivables Corp. VIII.

                  4.1 Amended and Restated Indenture, dated as of June 1, 1999 between DVI Receivables X, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, and Appendix A thereto.

                  4.2 Amended and Restated Limited Liability Company Operating Agreement, dated as of June 1, 1999, by and between DVI Receivables Corp. VIII and DVI Receivables X, L.L.C.

                  4.3 Amended and Restated Contribution and Servicing Agreement, dated as of June 1, 1999, between DVI Financial Services Inc., as Contributor, and DVI Receivables Corp.
X,
as Transferor.

                  4.4 Amended and Restated Subsequent Contract Transfer Agreement, dated as of June 1, 1999 between DVI Receivables Corp. X and DVI Receivables X, L.L.C.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               DVI RECEIVABLES CORP.VIII

                                               By:       /s/ Lisa J. Cruikshank
                                                         -----------------------
                                               Name:     Lisa J. Cruikshank
                                               Title:    Vice President




Dated: November 12, 1999